Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
Schedule of future annual commitments related to minimum quantities of purchased water having non-cancelable terms	Presented in the table below are the future annual commitments related to minimum quantities of purchased water having non-cancelable
contracts:

Amount
2026	$83
2027	77
2028	78
2029	79
2030	55
Thereafter	968